                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               GTI Corporation
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                                GTI CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 10, 1995

                            ------------------------

                                     NOTICE
                            ------------------------

To the Stockholders:

     The Annual Meeting of the Stockholders of GTI Corporation (the "Company") will be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California, on Wednesday, May 10, 1995, at 10:00 a.m., local time, for the following purposes:

     (1) To elect a Board of Directors of nine members;

     (2) To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1995; and

     (3) To transact any and all other business which may properly come before the meeting or any adjournment or adjournments thereof.

     A Proxy Statement containing information for stockholders is annexed hereto and a copy of the Annual Report of the Company for the fiscal year ended December 31, 1994, is enclosed herewith.

     Stockholders of record at the close of business on March 24, 1995, will be entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders at the Company's corporate offices, 9171 Towne Centre Drive, Suite 460, San Diego, California 92122. Stockholders may examine the list during ordinary business hours in the 10-day period before the Annual Meeting. The list will also be available for inspection at the Annual Meeting.

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN THE SAME IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          Douglas J. Downs
                                          Secretary
April 7, 1995
San Diego, California

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
INTRODUCTION..........................................................................     1
  Purposes of the Annual Meeting......................................................     1

PROPOSAL ONE -- ELECTION OF DIRECTORS (Item 1 on the Proxy Card)......................     2
  Nominees for Election as Directors..................................................     2
  Information Regarding Nominees......................................................     2
  Vote Required.......................................................................     4
  Aggregate Stock Ownership of Directors and Officers.................................     5
  Principal Stockholders..............................................................     6
  Board Committees....................................................................     6
  Board and Committee Meeting Attendance..............................................     7
  Compensation Committee Interlocks and Insider Participation.........................     7

COMPENSATION AND OTHER TRANSACTION....................................................     7
  Summary Compensation Table..........................................................     7
  Compensation Committee Report.......................................................     8
  Employment Agreements and Severance and Retirement Arrangements.....................    10
  Stock Options.......................................................................    11
  Directors' Compensation.............................................................    13
  Compliance with Section 16 of the Exchange Act......................................    14

CUMULATIVE TOTAL STOCKHOLDER RETURN...................................................    14

PROPOSAL TWO -- RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS (Item 2 on the Proxy
  Card)...............................................................................    15

METHODS AND EXPENSES OF SOLICITATION..................................................    15

STOCKHOLDERS' PROPOSALS...............................................................    15

                                GTI CORPORATION
                       9171 TOWNE CENTRE DRIVE, SUITE 460
                        SAN DIEGO, CALIFORNIA 92122-1238
                                 (619) 546-0531

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 10, 1995

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GTI Corporation (the "Company") to be voted at the Annual Meeting of the Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 10, 1995, at 10:00 a.m., local time, at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California, and at any and all adjournments thereof.

     The only business that the management intends to present, or knows that others will present, at the Annual Meeting is specified in the accompanying notice. If other matters are properly presented at the Annual Meeting, however, such matters will be considered and acted upon, and the persons named in the proxies being solicited will vote such proxies in accordance with their best judgment on such matters.

     This Proxy Statement and the accompanying notice and form of proxy will be mailed to stockholders on or about April 7, 1995.

     Stockholders of record at the close of business on March 24, 1995, (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were outstanding 8,879,600 of the Company's Common Stock, par value $.04 per share (the "Common Stock"), and 8,110 shares of the Company's $35.00 Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"). Holders of Common Stock are entitled to one vote per share, while holders of Preferred Stock are entitled to 234.314 votes per share. In electing directors of the Company and approving the other proposals presented, holders of Common Stock and holders of Preferred Stock will vote together as a single class. The presence, in person or by proxy, of the holders of shares representing 5,389,944 votes at the Annual Meeting shall constitute a quorum.

     All shares represented by properly executed and unrevoked proxies will be voted at the Annual Meeting. Shares represented by proxies marked as abstentions on any matter will not be voted on that matter, although they will be counted for quorum purposes and to determine voting results. Broker's shares held in "street name" and not voted by such broker will be counted for quorum purposes but will not be counted to determine voting results. The proxy accompanying this Proxy Statement may be revoked at any time prior to voting by notice to the Secretary of the Company or by appearance at the meeting and voting in person.

     There are no dissenters' rights of appraisal with respect to any matter to be acted upon at the Annual Meeting.

                                  INTRODUCTION

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are to (1) elect nine directors to serve for a term of one year and until their successors are duly elected and qualified, (2) ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1995, and (3) transact any and all other business which may properly come before the meeting or any adjournment or adjournments thereof.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

NOMINEES FOR ELECTION AS DIRECTORS

     At the Annual Meeting, nine directors are to be elected to serve for a term of one year and until their successors are duly elected and qualified. The Board of Directors currently consists of eight members. The Board of Directors unanimously agreed, effective March 10, 1995, to fix the number of directors at nine. Eight of the nine nominees are currently serving as directors of the Company. It is intended that all proxies in the enclosed form will be voted for the nominees listed below, unless otherwise directed. If any of the nominees listed below is unable to serve for any reason not presently known, a substitute or substitutes will be nominated by the Company's Board of Directors and the proxies will be voted for such substitute or substitutes. THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NINE NOMINEES LISTED BELOW.

INFORMATION REGARDING NOMINEES

     The following table sets forth the name, ages, principal occupation for the periods indicated, and other directorships of each of the current nominees at the Annual Meeting:

                                   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
          NAME            AGE                 AND OTHER DIRECTORSHIPS                DIRECTOR SINCE
- - ------------------------  ---     -----------------------------------------------    --------------
Timothy M. Curtis.......  52      Since February 1992, Mr. Curtis has been the          1994
                                  Chief Executive and a director of Telemetrix
                                  PLC, a United Kingdom corporation, which is
                                  listed on the London Stock Exchange and is
                                  engaged in the manufacture and sale of advanced
                                  electronics products. From 1989 to February
                                  1992, he was the Executive Director of
                                  Metrologie International SA, an added-value
                                  distributor of personal computers, peripherals,
                                  and software. From 1991 through 1993, he was
                                  also the Non-Executive Director of TVS
                                  Entertainment, a United Kingdom-based
                                  commercial television station. Mr. Curtis is a
                                  director of Bournemouth Water Company plc. Mr.
                                  Curtis also serves as a Non-Executive Director
                                  of Dobson Park Industries plc.
Edmund B. Fitzgerald....  69      Mr. Fitzgerald is currently Managing Director         1993
                                  of Woodmont Associates of Nashville, Tennessee,
                                  a business advisory services firm which he
                                  founded in 1990. He is also an Adjunct
                                  Professor of Management at the Owen Graduate
                                  School of Management of Vanderbilt University
                                  in Nashville, Tennessee. From 1985 to 1989, Mr.
                                  Fitzgerald was Chairman and Chief Executive
                                  Officer of Northern Telecom Limited and from
                                  1989 to 1990, he was Chairman of the Board. He
                                  is currently a director of Ashland Oil Company,
                                  Becton, and Dickinson and Company.

                                   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
          NAME            AGE                 AND OTHER DIRECTORSHIPS                DIRECTOR SINCE
- - ------------------------  ---     -----------------------------------------------    --------------
Andre R. Horn...........  66      Mr. Horn is the Retired Chairman of the Board         1991
                                  of Joy Manufacturing Company. From October 1985
                                  to March 31, 1991, Mr. Horn served as the
                                  Chairman of the Board of Needham & Co., Inc.
                                  ("Needham"), an investment banking firm.
                                  Needham has performed various advisory services
                                  to the Company, including having served as an
                                  underwriter in a public offering of the
                                  Company's stock and stock agent. He currently
                                  holds the honorary position of Chairman
                                  Emeritus of Needham & Co., Inc. Mr. Horn is a
                                  director of Western Digital Corporation, Varco
                                  International, Inc., and Remec, Inc.

Henry N. Huta...........  47      Mr. Huta served as the Executive Vice President       1992
                                  and Chief Operating Officer of Pacific
                                  Diversified Capital ("Pacific") from March 1989
                                  through April 1990 and the President and Chief
                                  Executive Officer since April 1990. In
                                  addition, since April 1990, Mr. Huta has been
                                  President and Chief Executive Officer of Wahlco
                                  Environmental Systems, Inc. ("Wahlco"). Pacific
                                  is a stockholder of Wahlco. From March 1989 to
                                  January 1994, he was President and Chief
                                  Executive Officer of Phase One Development,
                                  Inc., a real estate development firm.

Gary L. Luick...........  54      Mr. Luick became a director of the Company on         1989
                                  May 5, 1989, at which time he also became
                                  President and Chief Operating Officer.
                                  Effective January 1, 1991, he became Chief
                                  Executive Officer. Mr. Luick is a director of
                                  Remec, Inc.

Kenneth E. Maud.........  50      Mr. Maud has served as the Chairman of Peek plc      Nominee
                                  ("Peek"), a multi-national group of companies
                                  specializing in advanced electronic traffic
                                  management systems and field data systems,
                                  since April 1991. From September 1986 to April
                                  1991, Mr. Maud served as Chief Executive of
                                  Peek. For the past 19 years, Mr. Maud has been
                                  directly involved in the development of
                                  publicly-owned electronics groups in different
                                  parts of the world.

                                   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
          NAME            AGE                 AND OTHER DIRECTORSHIPS                DIRECTOR SINCE
- - ------------------------  ---     -----------------------------------------------    --------------
Jesse Rifkind...........  64      Mr. Rifkind has acted as an independent               1993
                                  management consultant since 1982 and has served
                                  from time to time as a consultant to the
                                  Company, including in connection with the
                                  acquisitions of Valor Electronics, Inc. in
                                  August 1990 and Promptus Communications, Inc.
                                  in January 1995. He is currently a director of
                                  Wanna-Be Interactive Media, Inc., Servio Corp.,
                                  and United Education and Software.

Robert E. Venter........  34      Mr. Venter has been a senior executive with           1993
                                  Allied Electronics Corporation Limited since
                                  September 1990, most recently serving as Chief
                                  Executive of Aberdare Cables Limited, a power
                                  and telecommunications cable manufacturer.
                                  Previously, he was a Vice President of
                                  Corporate Finance of Bear Stearns Co., Inc.
                                  from 1988 to 1990. Mr. Venter is a director of
                                  Power Technologies Limited and Ventron
                                  Corporation, each of which is listed on the
                                  Johannesburg Stock Exchange, as well as a
                                  member of the Board of Directors of Telemetrix
                                  PLC.

Arthur S. Walsh.........  68      Mr. Walsh was the Group Chief Executive of            1992
                                  S.T.C. PLC, a computer and telecommunications
                                  company from 1985 until March 1989, when he
                                  became the Chairman and Chief Executive of
                                  S.T.C. PLC. He served as Chairman of Northern
                                  Telecom (Europe), a telecommunications company,
                                  from January 1991 through October 1991, at
                                  which time he took his present position. Since
                                  May 1991, Mr. Walsh has also been Vice Chairman
                                  of FKI PLC (Fisher Karpark Industries), an
                                  electrical engineering company. On December 1,
                                  1991, Mr. Walsh became Chairman of Telemetrix
                                  PLC.

VOTE REQUIRED

     Directors will be elected by a plurality of the votes represented by the Common Stock and Preferred Stock, voting together as a single class, present in person or by proxy at the Annual Meeting and entitled to vote. Telemetrix PLC, which as of the Record Date beneficially owned 48.4% of the outstanding shares of Common Stock and 100% of the outstanding shares of Preferred Stock, has indicated its intention to vote for all nominees.

AGGREGATE STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 1, 1995, by (i) each director and each of the four most highly compensated executive officers and one former executive officer (collectively the "Named Officers") of the Company and
(ii) all current executive officers and directors of the Company as a group. One hundred percent (100%) of the Company's Preferred Stock is held by Telemetrix PLC. See Principal Stockholders. The table is based upon information supplied by directors and officers. Unless otherwise indicated, each of the listed persons has sole voting and sole investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                        AMOUNT AND
                                                        NATURE OF       PERCENT OF        PERCENT OF
             NAME OF BENEFICIAL OWNER OR                BENEFICIAL      CLASS AS OF      TOTAL VOTING
                  IDENTITY OF GROUP                     OWNERSHIP      MARCH 1, 1995        POWER
- - ------------------------------------------------------  ----------     -------------     ------------
Richard Barron........................................          0              *                *
Timothy M. Curtis.....................................     10,000(1)(2)        *(2)             *(2)
Douglas J. Downs......................................     30,250(3)           *                *
Edmund B. Fitzgerald..................................     12,000(4)           *                *
Andre R. Horn.........................................      1,000              *                *
Henry N. Huta.........................................      1,500(5)           *                *
Gary L. Luick.........................................    115,075(6)        1.30%             1.1%
R. Bert McClung.......................................     23,750(3)           *                *
Donald J. Moore.......................................      7,500(7)           *                *
Jesse Rifkind.........................................     12,000(4)           *                *
Jack VanderKnyff(8)...................................          0              *                *
Robert E. Venter......................................     12,000(1)(2)        *(2)             *(2)
Arthur S. Walsh.......................................     10,000(1)(2)        *(2)             *(2)
All current directors and officers as a group (12
  persons)............................................    235,075(9)         2.6%             2.2%

- - ---------------
* Less than 1%.

(1) Includes 10,000 shares that such director has the right to acquire under the 1989 Stock Option Plan for Non-Employee Directors (the "1989 Directors Plan").

(2) Messrs. Curtis, Venter, and Walsh are members of the Board of Directors of Telemetrix PLC. Telemetrix PLC beneficially owns 4,294,300 shares of Common Stock and 8,110 shares of Preferred Stock.

(3) Represents shares that such Named Officer has the right to acquire under stock options exercisable within 60 days of March 1, 1995.

(4) Includes 10,000 shares that such director has a right to acquire under the 1985 Stock Option Plan for Non-Employee Directors, as amended (the "1985 Directors Plan").

(5) Held jointly with his wife.

(6) Includes 112,000 shares that Mr. Luick has the right to acquire under stock options exercisable within 60 days of March 1, 1995, and 175 shares held in his wife's name.

(7) Includes 6,500 shares that Mr. Moore has the right to acquire under stock options exercisable within 60 days of March 1, 1995.

(8) Former Vice President, GTI Corporation and former President, Valor Electronics, Inc.

(9) Includes 222,500 shares that the current directors and officers have the right to acquire under stock options exercisable within 60 days of March 1, 1995.

PRINCIPAL STOCKHOLDERS

     To the knowledge of management of the Company, only the following persons owned of record or beneficially more than five percent of the outstanding Common Stock and Preferred Stock of the Company as of March 1, 1994:

                                                           AMOUNT AND
        NAME AND ADDRESS OF                                NATURE OF       PERCENT OF        PERCENT OF
        BENEFICIAL OWNER OR                                BENEFICIAL      CLASS AS OF      TOTAL VOTING
         IDENTITY OF GROUP             TITLE OF CLASS      OWNERSHIP      MARCH 1, 1995        POWER
- - ------------------------------------  ----------------     ----------     -------------     ------------
Telemetrix PLC......................      Common Stock     4,294,300 (1)       48.4%            39.9%
  Knaves Beech Estate...............   Preferred Stock         8,110 (2)      100.0%            17.6%
  Loudwater, High Wycombe,
  Bucks, HP10 9QZ,
  United Kingdom
State Teachers Retirement...........      Common Stock       500,000            5.6%             4.6%
System of Ohio
  275 East Broad Street
  Columbus, Ohio 43215-3771

- - ---------------
(1) The Company has been advised that 47.5% of Telemetrix PLC is owned by Dr. William P. Venter (a citizen of South Africa), related family trusts and corporations, and Allied Electronics Corporation Limited, a publicly held South African corporation of which Dr. Venter owns more than a majority of the outstanding shares of capital stock. Dr. Venter is also a director of Telemetrix PLC as are Messrs. Curtis, Walsh and Venter. See Aggregate Stock Ownership of Directors and Officers. Allied Electronics Corporation and Dr. Venter disclaim beneficial ownership of any outstanding securities of the Company. Telemetrix PLC has also advised the Company that by agreements dated December 16, 1992, and December 31, 1993, Telemetrix PLC has agreed to transfer all of its shares of Common Stock and all of the Preferred Stock to its wholly-owned subsidiary, Telemetrix Investments Limited.

(2) Each share of Preferred Stock is currently convertible into 234.314 shares of Common Stock and entitled to 234.314 votes.

BOARD COMMITTEES

     The Company's Board of Directors has three standing committees: an Audit Committee, a Nominating Committee, and an Executive Compensation and Stock Option Committee (the "Compensation Committee").

  Audit Committee

     The members of the Audit Committee are Messrs. Horn (Chairman), Curtis, and Fitzgerald. The Audit Committee primarily oversees and reviews the Company's financial reporting and accounting practices and consults with the Company's independent public accountants with respect thereto. The Audit Committee also recommends to the Board of Directors and the stockholders the retention or replacement of the Company's independent public accountants.

  Nominating Committee

     The members of the Nominating Committee are Messrs. Huta and Venter. The functions of the Nominating Committee are to recommend a management slate of nominees for directors to be elected by the stockholders at their annual meeting and to recommend nominees to fill vacancies on the Board of Directors that may exist from time to time. The Nominating Committee will consider recommendations for nominees that are submitted by stockholders in writing to the Company.

  Compensation Committee

     The members of the Compensation Committee are Messrs. Walsh (Chairman), Horn, Huta, and Venter. The functions of the Compensation Committee are to review and approve changes in salaries of employees who report directly to the chief executive officer and to review, from time to time, the compensation structure of the Company. The chief executive officer's compensation is reviewed by the full Board of Directors.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During 1994, the Board of Directors met six times, the Audit Committee met three times, the Nominating Committee met one time, and the Compensation Committee met three times and conferred by telephone from time to time. Each incumbent director, since his election to the Board of Directors, attended at least 75% of the aggregate number of meetings in 1994 of the Board of Directors and the committees of the Board of Directors on which he served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Walsh, Horn, Huta, and Venter served on the Compensation Committee of the Board of Directors during 1994. Mr. Walsh is Chairman of the Board of Directors of the Company and Chairman of Telemetrix PLC, on whose Board Messrs. Curtis and Venter also sit. Mr. Horn serves on the Compensation Committee of Remec, Inc., on whose Board Mr. Luick also sits. See Note 2 to the table under "Aggregate Stock Ownership of Directors and Officers."

                      COMPENSATION AND OTHER TRANSACTIONS
                          WITH OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning compensation received by the Company's chief executive officer ("CEO") and each of the four most highly compensated executive officers and one former executive officer (collectively the "Named Officers") during the years ended December 31, 1994, 1993, and 1992:

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                        ANNUAL COMPENSATION                  ------------
                                                                                               OPTIONS/
                                                        -------------------   OTHER ANNUAL       SARS        ALL OTHER
                  NAME AND                               SALARY     BONUS     COMPENSATION      (# OF       COMPENSATION
             PRINCIPAL POSITION                YEAR       ($)        ($)         ($)(1)        SHARES)         ($)(2)
- - ---------------------------------------------  ----     --------   --------   ------------   ------------   ------------
Gary L. Luick(3).............................  1994     $312,600        -0-     $ 11,250        38,500         $4,620
President and CEO,                             1993      300,000   $143,340       10,215        38,000          4,497
GTI Corporation                                1992      235,000    176,250        9,450        95,000          4,290
Jack VanderKnyff(4)..........................  1994      100,066        -0-          -0-           -0-          4,620
Vice President, GTI Corporation; and           1993      225,000     99,230          -0-        20,000          4,497
President, Valor Electronics, Inc.             1992      173,000     99,830          -0-        58,000          4,361
Richard C. Barron(7).........................  1994(7)    46,154        -0-          -0-        50,000            -0-
Vice President, GTI Corporation;
President, Valor Electronics, Inc.
Douglas J. Downs.............................  1994      156,300        -0-        8,750        17,000          4,620
Vice President Finance, Chief Financial        1993      150,000     57,330        5,181        13,000          4,497
Officer, Treasurer and Secretary,              1992      115,000     69,000        4,350        44,000          3,450
GTI Corporation
R. Bert McClung(3)(5)........................  1994      130,250        -0-        2,275           -0-          4,620
Vice President, GTI Corporation;               1993      125,000     60,920        2,215        11,000          3,750
President, Distribution Products               1992(5)   125,000     25,000          -0-        32,000            781
Donald J. Moore(6)...........................  1994      120,000     51,485        9,250        11,000          2,700
Vice President, GTI Corporation;               1993(6)    38,237     17,910        1,754        26,000            -0-
President, Electronic Components
and Equipment

- - ---------------
(1) The amounts shown include reimbursed income taxes owed for the value of the Company-provided automobiles.

(2) Represents the amount contributed by the Company to the Amended and Restated Cash or Deferred Profit Sharing Plan for Employees of GTI Corporation and its Affiliates (the "Deferred Compensation Plan").

(3) See "Compensation and Other Transactions with Officers and
    Directors -- Employment Agreements and Severance and Retirement
    Arrangements."

(4) Mr. VanderKnyff resigned from the Company in May 1994. He was replaced by Richard C. Barron on October 6, 1994.

(5) Mr. McClung became an executive officer of the Company on May 15, 1992. The amounts disclosed for 1992 reflect all compensation that he received from the Company since he joined it on March 16, 1992, through December 31, 1992.

(6) Mr. Moore became an executive officer of the Company on October 13, 1993. The amounts disclosed for 1993 reflect all compensation that he received from the Company since he joined it on September 7, 1993, through December 31, 1993.

(7) Mr. Barron became an executive officer of the Company effective October 12, 1994. The amounts disclosed for 1994 reflect all compensation that he received from the Company since he joined it on October 6, 1994, through December 31, 1994.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors determines the specific forms and levels of compensation for executive officers of the Company and administers the Company's stock incentive and option plans. The Compensation Committee also consults periodically with the Company's CEO concerning the compensation and the benefits of the other executive officers of the Company.

     The following is the Compensation Committee's report to the stockholders with respect to the Company's executive compensation policies and with respect to the compensation of the CEO for 1994. In accordance with the rules of the Securities and Exchange Commission (the "Commission"), this report shall not be incorporated by reference into any of the Company's registration statements, reports, or filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                        GTI CORPORATION (THE "COMPANY")

                       1994 COMPENSATION COMMITTEE REPORT

     The Company's compensation policies are strongly oriented toward incentives designed to encourage the CEO and executive officers to maximize the potential of the Company and ultimately enhance stockholder value. Specific corporate-performance objectives are established reflecting the Company's belief that the CEO's and the executive officers' contribution to stockholder value is derived from maximizing operating performance and earnings on an overall Company level and, if applicable, an individual segment or operating unit level. The Compensation Committee, while desiring to provide compensation to the Company's executive officers at competitive levels in order to retain and attract qualified executive officers, believes that meeting planned operating-profit objectives is critical to the Company's success. In reviewing the compensation structure for the Company's CEO and executive officers, the Compensation Committee has utilized the services of outside independent compensation consultants.

     Compensation of the Company's CEO and other executive officers in 1994 principally consisted of three elements: base salary, a cash bonus plan, and stock options. The base salary component represents the basic rate of pay provided to an executive officer for carrying out the overall responsibilities of the job. Base salary is determined using comparisons with other companies of similar size revenues, market dynamics, and organization complexity. Additional determinants weighed in the consideration of base salary for the CEO and other executive officers include employment agreements, scope of responsibilities, experience, and other factors as may be deemed appropriate. For 1994, after consultation with outside independent compensation consultants, an increase in the base salary of the CEO from $300,000 to $312,600 was approved. In its determination, the Compensation Committee principally weighed the increased complexity and size of the Company, actual and estimated growth in revenues, historical financial performance, and replacement cost.

     The Company has a cash-bonus incentive plan in which executive officers, including the CEO, and other key salaried employees participate. At the beginning of each year, performance goals for the purposes of determining annual bonuses are established, with the principal emphases being the achievement of planned operating-profit objectives and certain financial objectives. In calculating the CEO's bonus, substantial weight is given to earnings per share goals for the Company's stock. Under the plan, no bonus based on the categories of operating-profit or on financial objectives is awarded unless at least 85% of the operating-profit objective is achieved and no bonus based on financial objectives will be awarded unless 90% of the financial objective is achieved. If these established goals are met, the CEO and the other executive officers could receive target bonuses up to 50% and 40%, respectively, of their base salaries. If performance goals are exceeded, the CEO and the other executive officers would be entitled to receive additional bonus amounts, subject to a maximum bonus of 150% of the target bonus. In the calculation of an executive officer's bonus, specific weighing is assigned for the categories of operating profit and financial objectives of the business segment for which such executive officer has responsibility as well as for individual performance achievements. At the end of the year, performance against these goals is determined on an arithmetic scale with the pre-established weighing; and the results are considered by the Compensation Committee when determining the cash bonus amounts noted under "Bonus" column in the Summary Compensation Table. The CEO did not receive a cash bonus for 1994.

     The GTI Corporation Stock Incentive Plan (1989), as amended (the "Stock Incentive Plan"), was the only stock option plan of the Company in which the CEO and the other executive officers could participate in 1994. See Compensation and Other Transactions with Officers and Directors -- Stock Options. The Compensation Committee believes that the Stock Incentive Plan helps recruit, retain, and motivate executive personnel. Moreover, the Compensation Committee views stock options and stock ownership by the CEO and other executive officers as an important component of performance-based compensation, as the value of stock options directly relates to the price of the Company's stock and provides the CEO and other executive officers with an incentive to enhance stockholder value. Stock options are granted on a periodic basis, with interim rewards being made in the case of new employees, promotions, or a significant increase in job responsibilities. The number of shares granted under stock options to participants in the Stock Incentive Plan (including the CEO and the other executive officers) is calculated using a formula based on the base salary of the participant, which in turn depends on the factors enumerated above, including comparisons to other companies, scope of responsibilities, and experience. To determine the number of shares to be granted under options, a range of dollar values is assigned to each level in the organization, which equates to a multiple of the individual's base salary that is then divided by the average price of the Company's Common Stock for the 12 months preceding the date of grant. This formula was used in determining the stock options granted in 1994 as shown on the table entitled "Options/SAR Grants in Last Fiscal Year," including the stock options in respect of 38,500 shares of Common Stock granted to the CEO. See Compensation and Other Transactions with Officers and
Directors -- Stock Options. Options granted in 1994 vest over a period of four years from the date of grant, at the rate of 25% per year, in order to provide incentives for the executive officer to perform over the long term and enhance stockholder value.

     In October 1993, after consultation with an independent compensation consultant, the GTI Corporation Key Executive Long Term Incentive Plan (the "Executive Plan") was established, effective as of January 1, 1994, pursuant to which the CEO and currently one other executive officer are to receive deferred compensation awards funded by life insurance policies assigned to a rabbi trust. Pursuant to the Executive Plan, the CEO will be entitled to an annual retirement floor benefit of $250,000 for 15 years after attaining age 65 and to a death benefit. In addition, in the event the CEO is terminated, he will be entitled to a termination benefit equal to his vested benefit adjusted on an actuarially equivalent basis. The benefits generally are to vest in accordance with the following schedule: year 1 to 4 -- 10% per year and year 5 through 7 -- 20% per year. The Compensation Committee views the Executive Plan as an opportunity to provide retirement benefits to supplement benefits provided under the Amended and Restated Cash or Deferred Profit Sharing Plan. The Compensation Committee believes that the Executive Plan will assist the Company in attracting and retaining executives of outstanding achievement and ability.

     As and to the extent compensation of the CEO and other executive officers increase, the Company intends to comply with Rule 162(m) of the Internal Revenue Code and the regulations promulgated thereunder to preserve fully the Company's compensation deduction.

     The Compensation Committee will continue to review and evaluate the Company's executive compensation structure at least annually. When appropriate, the Committee will also continue to consult with independent compensation consultants, law firms, and accounting firms with respect to its executive-compensation structure and its effectiveness in attaining the objectives set by the Committee.

                                          Compensation Committee

                                          By:     Arthur S. Walsh
                                                  Andre R. Horn
                                                  Henry N. Huta
                                                  Robert E. Venter

EMPLOYMENT AGREEMENTS AND SEVERANCE AND RETIREMENT ARRANGEMENTS

     In May 1989, the Company entered into an employment agreement with Mr. Luick. Mr. Luick's base salary is currently $312,600. He is also eligible for a bonus based upon achievement of certain goals of the Company. Pursuant to the employment agreement, Mr. Luick was granted Nonstatutory Stock Options under the Company's 1980 Employees Stock Option Plan to purchase an aggregate of 50,000 shares of the Company's Common Stock at $3.50 per share (of which options for 37,500 shares have been exercised as of March 1, 1995) and Nonstatutory Stock Options under the Company's 1982 Employees Stock Option Plan to purchase an aggregate of 50,000 shares of the Company's Common Stock at $3.50 per share (of which options for 22,500 shares have been exercised as of March 1, 1995). All of the above options are fully vested at this time. The agreement, as amended in March 1995 further provides that upon termination of Mr. Luick's employment for any reason other than a change of control, Mr. Luick will be entitled to severance pay at the level of his annual base salary at the time of termination for a period of eighteen (18) months.

     By letter dated March 2, 1992, the Company entered into an employment agreement with Mr. McClung, pursuant to which he became President of Esco Sales, Inc., and Electronic Supply Corporation. The agreement provides for a base salary of $125,000 per annum and a bonus arrangement that has as a target 40% of his base salary. Mr. McClung's base salary was increased to $130,250 for 1994. For 1995, Mr. McClung's base salary was held at $130,250.

     Effective January 1, 1994, the Company implemented the GTI Corporation Key Executive Long Term Incentive Plan (the "Executive Plan") in which Messrs. Luick and Downs currently are the only participants. Pursuant to the Executive Plan, Messrs. Luick and Downs will be entitled to an annual retirement benefit for 15 years after attaining age 65 (with early retirement possible at age 60) as follows: $250,000 and $125,000, respectively. The benefits generally vest per year as follows: year 1 through 4 -- 10% per year and year 5 through 7 -- 20% per year. Funding of the Executive Plan occurs through policies purchased on the lives of the participants, which are assigned to a rabbi trust, of which the trustee is Union Bank. If a participant dies prior to normal retirement age, whether or not employed at death, his beneficiary will be paid one lump sum equal to the death benefits under the policy in the trust purchased on behalf of the participant less the amount of premiums paid for the policy. In addition, the Company will pay the participant's beneficiary the full value of any tax savings the Company enjoys as a result of the payment. After normal retirement, the participant's beneficiary will receive the lump sum of his remaining retirement payments under the Executive Plan. No tax adjusting payment will be made. If a participant's employment is terminated for "cause," all benefits under the

Executive Plan will be forfeited; and the trustee will distribute all trust assets attributable to such terminated participant to the Company, unless instructed to hold the assets for the benefit of the Company.

STOCK OPTIONS

     The Company has three stock option plans for its officers and other management employees: the 1980 Employees Stock Option Plan, as amended (the "1980 Plan"), the 1982 Employees Stock Option Plan, as amended (the "1982 Plan"), and the GTI Stock Incentive Plan (1989), as amended (the "Stock Incentive Plan"). The Company also has two stock option plans for non-employee directors. See Compensation and Other Transactions with Officers and
Directors -- Directors Compensation.

     The 1980 Plan provided for the granting through December 3, 1989, of Nonstatutory Stock Options covering an aggregate of 100,000 shares to officers and other management employees of the Company. No options are presently available for grant. Under the 1980 Plan, officers and other management employees of the Company or a subsidiary were eligible for grants, subject to certain limitations based on the number of shares of the Company's Common Stock owned by such individuals. Grants under the 1980 Plan were determined at the discretion of the Compensation Committee. The 1980 Plan provided that the exercise price of each nonstatutory stock option could not be less than the fair-market value of the Common Stock on the date of grant. Effective May 3, 1990, the 1980 Plan had been amended to expand the period in which stock options could be exercised following the termination of employment, retirement with the consent of the Company, or the death or disability of a participant. As of March 1, 1995, Mr. Luick's Nonstatutory Stock Options for 12,500 shares were the only options granted and outstanding under the 1980 Plan.

     The 1982 Plan provided for the granting of Incentive Stock Options, Nonstatutory Stock Options, and Stock Appreciation Rights covering an aggregate of 200,000 shares of the Company's Common Stock to executive or other key management employees of the Company, subject to certain limitations based on the number of shares of Common Stock owned by such individual. Since December 11, 1991, no more options may be granted under the 1982 Plan. Stock Appreciation Rights also could have been granted in tandem with Stock Options previously granted under the 1980 Plan. Effective May 11, 1987, the 1982 Plan had been amended to permit the granting of Nonstatutory Stock Options, and effective May 3, 1990, the 1982 Plan had been amended to expand the period of time in which Stock Options could be exercised following the termination of employment, retirement with the consent of the Company or the death or disability of a participant. Under the 1982 Plan, the exercise price of each Stock Option granted could not be less than the fair-market value of the Common Stock on the date of grant, and Stock Options could have been granted for any term not in excess of ten years from date of grant. Grants under the 1982 Plan were determined at the discretion of the Compensation Committee. As of the March 1, 1995, Mr. Luick's Stock Options for 27,500 shares of Common Stock are the only Options outstanding under the 1982 Plan.

     The Stock Incentive Plan currently provides that a maximum of 1,200,000 shares of Common Stock from the Company's authorized but unissued shares of Common Stock or from shares acquired by the Company, including shares purchased in the open market, are available for issuance by the Company in connection with awards of Stock Options, Reload Options, Stock Appreciation Rights, Performance Shares, and shares of Restricted Stock, subject to adjustment. Whenever an award under the Stock Incentive Plan is terminated or forfeited for any reason, the shares of Common Stock covered by such award will again become available for award. Also, whenever the exercise price of a Stock Option is paid for, in whole or in part, with shares of Common Stock, the number of shares available for award will only be decreased by the excess of the number of shares issued to the participant over the number of shares the participant surrendered. Shares may be awarded to any key employee of the Company or any subsidiary of the Company who, in the opinion of the Committee administering the Plan (currently the Compensation Committee), has the capacity to contribute in a substantial measure to the successful performance of the Company. The Stock Incentive Plan became effective on December 13, 1989, and no awards may be granted under the Stock Incentive Plan after December 13, 1999. Approximately 50 persons are currently eligible to participate in the Stock Incentive Plan. As of March 1, 1995, awards covering 298,875 shares were available for grant under the Stock Incentive Plan.

     The following table sets forth information concerning Stock Options granted during the fiscal year ended December 31, 1994, to the Company's CEO, each of the Named Officers, all current executive officers as a group, and all employees, including all current officers who are not executive officers, as a group:

                   OPTIONS/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                      POTENTIAL REALIZABLE
                                 INDIVIDUAL GRANTS                                            VALUE
- - -----------------------------------------------------------------------------------    AT ASSUMED RATES OF
                                             % OF TOTAL                                    STOCK PRICE
                             OPTIONS/SARS   OPTIONS/SARS                                  APPRECIATION
                               GRANTED       GRANTED TO    EXERCISE OR                   FOR OPTION TERM
                                (# OF       EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------
           NAME                SHARES)      FISCAL YEAR      ($/$H)         DATE       5%($)       10%($)
- - ---------------------------  ------------   ------------   -----------   ----------   --------   ----------
Gary L. Luick..............     38,500          17.38%         12.50       12/14/04   $302,610   $  766,920
Jack VanderKnyff(2)........          0           0.00             --             --        -0-          -0-
Richard C. Barron..........     50,000          22.57          15.75       10/03/04    495,500    1,255,000
Douglas J. Downs...........     17,000           7.67          12.50       12/14/04    133,620      338,640
R. Bert McClung............          0           0.00             --             --        -0-          -0-
Donald J. Moore............     11,000           4.97          12.50       12/14/04    117,900      298,800
All current executive           50,000          22.57          15.75       10/03/04         (3)          (3)
  officers as a group           66,500          30.02          12.50       12/14/04         (3)          (3)
All employees, including        12,000           5.42          15.75       10/03/04         (3)          (3)
  all current officers          93,000          41.99          12.50       12/14/04         (3)          (3)
  who are not executive
  officers, as a group


- - ---------------
(1) The Stock Options granted during the fiscal year ended December 31, 1994 (all of which were Nonstatutory Stock Options) were granted under the Stock Incentive Plan and become exercisable in whole or in part, from time to time, with respect to the shares underlying the Stock Options as follows: during year one, 0%; during year two, 25%; during year three, 50%; during year four, 75%; and during year five and until expiration, 100%. The Stock Options were granted for a term of 10 years, subject to earlier termination in certain events as provided in the Stock Incentive Plan. No Stock Appreciation Rights were granted during 1994.

(2) Mr. VanderKnyff resigned from the Company in May 1994.

(3) Such disclosure is not required.

     The following table sets forth information concerning Stock Options exercised during the fiscal year ended December 31, 1994, by the Company's CEO and each of the Named Officers, the aggregate number of options held by the CEO and each Named Officer and the value realized from exercised options and inherent in unexercised options at December 31, 1994:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUE

                                                                        NUMBER OF
                                                                       UNEXERCISED           VALUE OF
                                                                       OPTIONS/SARS         UNEXERCISED
                                                                            AT             IN-THE-MONEY
                                                                          FY-END          OPTIONS/SARS AT
                                                                      (# OF SHARES)         FY-END ($)
                             SHARES ACQUIRED                          --------------     -----------------
                               ON EXERCISE        VALUE REALIZED       EXERCISABLE/        EXERCISABLE/
           NAME               (# OF SHARES)             ($)           UNEXERCISABLE        UNEXERCISABLE
- - ---------------------------  ----------------     ---------------     --------------     -----------------
Gary L. Luick..............       10,000             $ 162,500        97,000/114,500     $653,750/287,375
Jack VanderKnyff(1)........       17,500               199,062             0/0                  0/0
Richard C. Barron..........          -0-                   -0-           0/50,000            0/50,000
Douglas J. Downs...........          -0-                   -0-        22,750/48,750       104,063/134,125
R. Bert McClung............          -0-                   -0-        18,750/24,250        52,500/52,500
Donald J. Moore............          -0-                   -0-         6,500/30,500          0/46,750

- - ---------------
(1) Mr. VanderKnyff resigned from the Company in May 1994.

DIRECTORS' COMPENSATION

  Director Remuneration

     Each director, except Mr. Luick, is paid an annual retainer of $18,000, plus $600 each time he attends a meeting of the Board of Directors. Each member of the Audit Committee and the Compensation Committee is paid $500 each time he attends a meeting of each such committee.

  Non-Employee Director Stock Options

     The 1985 Stock Option Plan for Non-Employee Directors, as amended, provides for the automatic grant of Nonstatutory Stock Options covering an aggregate of 100,000 shares of the Company's Common Stock to members of the Board of Directors who have been elected by the Company's stockholders and who are not full-time employees of the Company or any of its subsidiaries, subject to the limitation that no eligible director may be granted Nonstatutory Stock Options for more than 10,000 shares. The 1985 Directors Plan provides that the exercise price of each Nonstatutory Stock Option must not be less than the fair-market value of the Common Stock on the date of grant. As of March 1, 1995, stock options covering all available 100,000 shares of Common Stock have been granted under the 1985 Directors Plan. Stock Options may be granted under the 1985 Directors Plan prior to December 13, 1995.

     The GTI Corporation 1989 Stock Option Plan for Non-Employee Directors (the "1989 Directors Plan") provides for the automatic grant of Nonstatutory Stock Options with respect to 10,000 shares of Common Stock to directors of the Company who first become directors after the effective date of the 1989 Directors Plan (December 13, 1989), who are not otherwise full-time employees of the Company or any subsidiary of the Company, who have not been full-time employees of the Company or any subsidiary of the Company for any part of the preceding fiscal year, and who never received Stock Options under the 1985 Directors Plan. A maximum of 100,000 shares of Common Stock from the Company's authorized but unissued shares of Common Stock or treasury stock are available for issuance under the 1989 Directors Plan, subject to adjustment. As of March 1, 1995, Stock Options covering 40,000 shares of Common Stock have been granted under the 1989 Directors Plan, and Stock Options covering 60,000 shares were available for grant under such plan. No Stock Options under the 1989 Directors Plan may be granted on or after December 13, 1999.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and the NASDAQ National Market System. Officers, directors, and holders of more than 10% of the Common Stock are required by regulations promulgated by the Commission pursuant to the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file. The Secretary of the Company will assist beneficial owners of more than 10% of the Common Stock in complying with the reporting requirements of Section 16(a) of the Exchange Act.

     Based solely on its review of the copies of such forms received by it, the Company believes that since January 1, 1994, its directors, officers, and greater than 10% beneficial owner complied with all applicable Section 16(a) reporting requirements.

                      CUMULATIVE TOTAL STOCKHOLDER RETURN

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Russell 2000 Index and the NASDAQ Electronic Components Index (measured in accordance with the rules of the Commission) for the period of five calendar years commencing December 31, 1989, and ending December 31, 1994. In accordance with the rules of the Commission, this presentation shall not be incorporated by reference into any of the Company's registration statements, reports, or filings under the Securities Act or the Exchange Act.


                                          1989  1990  1991  1992  1993  1994
                                          ----  ----  ----  ----  ----  ----
GTI Corporation.........................  100    71   342   900   921   558
Russell 2000 Index......................  100    80   117   139   166   163
Nasdaq Electronic Components Index......  100    97   138   216   296   328

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
                           (ITEM 2 ON THE PROXY CARD)

     Arthur Andersen LLP served as the Company's independent public accountants in 1994 and, upon recommendation of the Audit Committee, has been selected by the Company's Board of Directors to serve for 1995 subject to the ratification of such selection at the Annual Meeting. If the stockholders do not ratify the selection of Arthur Andersen LLP, the appointment of the independent public accountants will be reconsidered by the Board. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, may make a statement if they so desire, and will be available to respond to appropriate questions.

     Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for 1995 requires the affirmative vote of the holders of a majority of the votes represented by the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, present in person or by proxy at the Annual Meeting and entitled to vote thereon. Telemetrix PLC, which as of the record date beneficially owned 48.4% of the outstanding shares of Common Stock and 100% of the outstanding shares of Preferred Stock, has indicated its intention to ratify such selection.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                      METHODS AND EXPENSES OF SOLICITATION

     The cost of solicitation of the enclosed form of proxy will be borne by the Company. Solicitation will be made primarily through the use of the mails, but directors, officers and regular employees of the Company may solicit proxies personally, by mail, or by telephone and telegraph. The Company has retained Corporate Investors Communication Co. at a cost of approximately $4,000 to solicit proxies from brokers. The Company will reimburse banks, brokers, and other custodians, nominees, and fiduciaries for their reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies.

                            STOCKHOLDERS' PROPOSALS

     Any stockholder who intends to submit a proposal for action at the 1996 Annual Meeting of Stockholders must provide notice to the Company, which must be received on or before December 5, 1995, in order for the proposal to be included in management's proxy statement and form of proxy relating to the 1996 Annual Meeting.

                                          By Order of the Board of Directors,

                                          Douglas J. Downs
                                          Secretary
April 7, 1995
San Diego, California

COMMON STOCK
   PROXY
                               GTI CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 10, 1995

     The undersigned hereby appoints Henry N. Huta, Jesse Rifkind, and Robert
E. Venter and each of them, with power of substitution in each, as proxies or proxy to represent the undersigned at the Annual Meeting of the Stockholders of GTI Corporation (the "Company") to be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California, on Wednesday, May 10, 1995, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote the number of shares of Common Stock, which the undersigned would be entitled to vote if personally present, (a) in the manner designated on the reverse side hereof with respect to the election of directors and the other identified proposals and (b) in their discretion on such other matters as may properly come before the meeting or any adjournments thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees and proposals listed on the reverse side thereof.

      (Continued and to be marked, dated, and signed on the other side.)


                             FOLD AND DETACH HERE



GTI CORPORATION                        Annual Meeting of Stockholders
                                       Wednesday, May 10, 1995
                                       10:00 a.m.
                                       The Sheraton Grande Torrey Pines
                                       10950 North Torrey Pines Road
                                       La Jolla, California




STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ABOVE PROXY ON THE REVERSE SIDE AND RETURN THE SAME IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                        I plan to attend.

                                                             /   /

(1)     ELECTION OF DIRECTORS:

        Timothy M. Curtis, Edmund B. Fitzgerald, Andre R. Horn, Henry H. Huta, Gary L. Luick, Kenneth E. Maud, Jesse F. Rifkind, Robert E. Venter, and Arthur S. Walsh.


             FOR ALL               WITHHOLD
             NOMINEES              AUTHORITY
         listed except as       to vote for all
        otherwise indicated     nominees listed.
          with respect to
        individual nominees.

             /    /                /    /


        (To withhold authority to vote for any individual nominee, write the name on the following line.)

        -----------------------------------------------------------------------


(2)     RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS:

        Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for 1995.


          FOR           AGAINST         ABSTAIN

         /   /           /   /           /   /


                                        DATED:
                                              --------------------------------

                                        --------------------------------------

                                        --------------------------------------
                                                    Signature(s)

                                        Please sign exactly as your name
                                        appears on this proxy. When signing as
                                        attorney, executor, administrator,
                                        trustee, guardian, etc., or as officer
                                        of a corporation, give full title. For
                                        joint accounts obtain both signatures.

- - --------------------------------------------
"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
- - --------------------------------------------

                             FOLD AND DETACH HERE

PREFERRED STOCK
     PROXY
                               GTI CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 10, 1995

     The undersigned hereby appoints Henry N. Huta, Jesse Rifkind, and Robert
E. Venter and each of them, with power of substitution in each, as proxies or proxy to represent the undersigned at the Annual Meeting of the Stockholders of GTI Corporation (the "Company") to be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California, on Wednesday, May 10, 1995, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote the number of shares of $35.00 Cumulative Convertible Preferred Stock, which the undersigned would be entitled to vote if personally present, (a) in the manner designated on the reverse side hereof with respect to the election of directors and the other identified proposals and (b) in their discretion on such other matters as may properly come before the meeting or any adjournments thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees and proposals listed on the reverse side thereof.

      (Continued and to be marked, dated, and signed on the other side.)


                             FOLD AND DETACH HERE



GTI CORPORATION                        Annual Meeting of Stockholders
                                       Wednesday, May 10, 1995
                                       10:00 a.m.
                                       The Sheraton Grande Torrey Pines
                                       10950 North Torrey Pines Road
                                       La Jolla, California




STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ABOVE PROXY ON THE REVERSE SIDE AND RETURN THE SAME IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                        I plan to attend.

                                                             /   /

(1)     ELECTION OF DIRECTORS:

        Timothy M. Curtis, Edmund B. Fitzgerald, Andre R. Horn, Henry H. Huta, Gary L. Luick, Kenneth E. Maud, Jesse F. Rifkind, Robert E. Venter, and Arthur S. Walsh.


             FOR ALL               WITHHOLD
             NOMINEES              AUTHORITY
         listed except as       to vote for all
        otherwise indicated     nominees listed.
          with respect to
        individual nominees.

             /    /                /    /


        (To withhold authority to vote for any individual nominee, write the name on the following line.)

        -----------------------------------------------------------------------


(2)     RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS:

        Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for 1995.


          FOR           AGAINST         ABSTAIN

         /   /           /   /           /   /


                                        DATED:
                                              --------------------------------

                                        --------------------------------------

                                        --------------------------------------
                                                    Signature(s)

                                        Please sign exactly as your name
                                        appears on this proxy. When signing as
                                        attorney, executor, administrator,
                                        trustee, guardian, etc., or as officer
                                        of a corporation, give full title. For
                                        joint accounts obtain both signatures.

- - --------------------------------------------
"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
- - --------------------------------------------

                             FOLD AND DETACH HERE